Fulcrum Diversified Absolute Return Fund	Fulcrum Diversified Absolute Return Fund Super Institutional Class: FARYX Institutional Class: FARIX *Advisor Class: FARAX Summary Prospectus October 31, 2018 www.fulcrumassetfunds.com

* As of the date of this Summary Prospectus, the Advisor Class is closed and holds no assets, but may accept new investments in the future.

Before you invest, you may want to review the Fulcrum Diversified Absolute Return Fund’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated October 31, 2018, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at www.fulcrumassetfunds.com. You can also get this information at no cost by calling 1-855-538-5278 or by sending an e-mail request to info@fulcrumfunds.com.

Investment Objective
The investment objective of the Fund is to achieve long-term absolute returns.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Super Institutional Class		Institutional Class		Advisor Class
Management Fees		0.90%		0.90%		0.90%
Distribution and Service (Rule 12b-1) Fees		None		None		0.25%
Other Expenses		0.29%		0.39%		0.44%
Shareholder Servicing Fees	None		0.10%(1)		0.15%(1)
Other Expenses of the Subsidiary	0.02%		0.02%		0.02%
Remainder of Other Expenses of the Fund	0.27%		0.27%		0.27%
Total Annual Fund Operating Expenses		1.19%		1.29%		1.59%
Less: Fee Waiver and/or Expense Reimbursement		-0.13%		-0.13%		-0.13%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (2)(3)		1.06%		1.16%		1.46%

(1)
The Fund has a shareholder servicing plan that permits up to 0.10% for Institutional Class and up to 0.15% for Advisor Class to be paid from the Fund for service organizations providing recordkeeping services to certain shareholders.  The current annualized expenses under this agreement are less than 0.01%.

(2)
Fulcrum Asset Management LLP (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding shareholder servicing fees, acquired fund fees and expenses (“AFFE”), taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit the annual fund operating expenses to 1.05%, 1.05% and 1.30% of average daily net assets of the Super Institutional Class, Institutional Class and Advisor Class shares, respectively (the “Expense Caps”). If any excluded expenses are incurred, the Fund’s total annual operating expenses will be higher than the Expense Caps. The Expense Caps will remain in effect through at least October 31, 2019, and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund within three years from the date they were waived or paid, subject to, if different, the Expense Cap at the time of waiver/payment or the Expense Cap at the time of recoupment, whichever is lower.

(3)
The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary (defined below). This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may be terminated only with the approval of the Board.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The amounts calculated in the Example would be the same even if the assumed investment was not redeemed at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Super Institutional Class	$108	$365	$642	$1,432
Institutional Class	$118	$396	$695	$1,545
Advisor Class	$149	$489	$853	$1,878

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies of the Fund
In seeking to achieve its aim of long-term absolute returns, the Fund aims to hold a diversified portfolio and achieve long-term absolute returns in all market conditions over rolling five-year periods, with lower volatility than equity markets and in excess of inflation. The Fund implements its strategy by investing globally either directly, or through derivatives, in a broad range of instruments, including, but not limited to, equity, fixed income, currency, commodity, credit derivative and cash instruments. The Fund has no limits with respect to the credit rating, maturity or duration of the fixed income securities in which it may invest. Fixed income securities may include floating rate and variable rate products. Derivatives, including futures, forwards, options and swaps, are utilized for investment and for hedging purposes. Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to equity securities, fixed income securities, interest rates, commodities, or currency exchange rates and related indexes. Swaps may include, but are not limited to, currency swaps, equity index swaps, interest rate swaps and credit default index swaps.

The Fund is managed with an aim to limit forward looking volatility to 12%, which is expected to be lower than the volatility of equity markets. Forward looking volatility refers to the estimated volatility that a portfolio is taking based on short term volatility forecasts, such as those implied from option prices. By aiming to limit forward looking volatility to 12%, exposure to equities, commodities and credit, for example, are as a result limited at times of market stress when volatility typically spikes and the probability of losses is especially high. On an intra-day basis, forward looking volatility may exceed 12%, but a risk reduction is implemented such that it falls below 12% by the close of each trading day.

The Fund may also invest up to 25% of its assets in a subsidiary that is invested in derivative instruments (the “Subsidiary”), which is wholly‑owned by the Fund and is organized under the laws of the Cayman Islands. The Subsidiary pursues the same investment objective as the Fund. The Subsidiary invests primarily in commodity futures and options and other commodity-linked derivative instruments, but it may also invest in financial futures, option and swap contracts, fixed income securities, including those that are not registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund invests in the Subsidiary with the intent of gaining exposure to the commodities markets while meeting the requirements applicable to “regulated investment companies” under U.S. federal income tax law. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives.

Under normal circumstances, the Fund anticipates that it could allocate 50% or more of its total assets in global securities outside of the United States (or derivatives with similar economic characteristics). In doing so, the Fund allocates its assets among various regions and countries, including emerging markets.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment:

Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Counterparty Risk. Many derivative contracts are privately negotiated in the over-the-counter market. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.

Currency Risk. The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Derivatives Risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Fund will not correlate with the Fund’s other investments. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial.

Emerging Market Risk. The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Equity Risk. The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

Fixed Income Securities Risk. The risks of investing in debt or fixed income securities include (without limitation): (i) credit risk, i.e., the risk that the issuer or obligor will not make timely payments of principal and interest or may fail to pay all or a portion of the payment of principal and/or interest on a security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up; (v) selection risk, i.e., the securities selected by the Adviser may underperform the market or other securities selected by other funds; (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income, if the proceeds are reinvested at lower interest rates; (vii) credit ratings sensitivity risk, i.e., the value of your investment in the Fund may change in response to changes in the credit ratings of debt securities in the Fund’s portfolio;  and (viii) floating rate loan risk, the value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate and as a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

High Yield Securities Risk. Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as the increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer. As with any investment, there is a risk of loss, including loss of principal.

Foreign Investments Risk. Foreign investments, including American Depositary Receipts (“ADRs”), often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Interest Rate Risk. Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser.

Interest Rate Swaps Risk. The Fund may enter into interest rate swaps. In an interest rate swap, a Fund and another party exchange the right to receive or the obligation to pay interest on a security or other reference rate. For example, they might swap the right to receive floating rate payments for fixed rate payments. There is a risk that, based on movements of interest rates, the payments made by a Fund under a swap agreement will be greater than the payments it receives.

Leverage Risk. Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk of losing more than its original investment. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Manager Risk. If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. To the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

The Adviser is a “commodity pool operator” (“CPO”) with respect to the Fund and is registered with the National Futures Association (“NFA”) and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, the Fund is subject to regulation by the SEC, the CFTC and the NFA, which could increase compliance costs of the Fund.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment generally available to “regulated investment companies,” the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). Certain of the Fund’s investments (including commodity-related investments and certain other non-security based derivatives) may generate income that is not qualifying income. The Fund intends to hold certain commodity-related investments indirectly, through the Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. However, there can be no certainty in this regard, as the Fund has not sought or received an opinion of counsel, confirming that the Subsidiary’s operations and resulting distributions would produce qualifying income for the Fund.

The Fund might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund might generate more non-qualifying income than anticipated or might not be able to generate qualifying income in a particular taxable year at levels sufficient to limit its non-qualifying income to 10% of the Fund’s gross income. If the Fund were to fail to meet the qualifying income test, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, unless certain relief provisions are available (which would generally require the Fund to pay certain Fund-level taxes). In addition, the Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained, in an effort to meet the qualifying income test.

Volatility Risk. The Fund may have investments that appreciate or depreciate significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s Super Institutional Class performance from year to year. The table illustrates how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is posted on the Fund’s website at www.fulcrumassetfunds.com or by calling the Fund toll-free at 855-538-5278.

Calendar year ended December 31,

* For the calendar year ended 2016, the Fund shows performance of the Institutional Class.  For the calendar year ended 2017, the Fund shows performance of the Super Institutional Class as that class has the majority of total net assets of the Fund.

For the year-to-date period ended September 30, 2018, the Fund’s total return was 2.60%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 2.39% for the quarter ended December 31, 2016, and the lowest quarterly return was -1.64% for the quarter ended March 31, 2016.

Average Annual Total Returns
For the Calendar Year Ended December 31, 2017
Super Institutional Class (1)	1 Year	Since Inception July 31, 2015(2)	Since Inception May 11, 2016(3)
Return Before Taxes	1.90%	-0.06%	N/A
Return After Taxes on Distributions	0.67%	-0.63%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	0.67%	-0.63%	N/A
Institutional Class
Return Before Taxes	1.79%	-0.11%	N/A
Advisor Class
Return Before Taxes	1.65%	N/A	2.63%
3-month USD LIBOR Index (reflects no deduction for fees, expenses, or taxes)	1.18%	0.84%	1.02%

(1)
For the previous calendar year ended December 31, 2016, the Fund showed the returns of the Institutional Class. For the calendar year ended December 31, 2017, the Fund shows the returns of the Super Institutional Class as that class has the majority of total net assets of the Fund.

(2)	Institutional Class and Super Institutional Class inception date is July 31, 2015.
(3)	Advisor Class inception date is May 11, 2016.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Super Institutional; after-tax returns for the Institutional Class and Advisor Class will vary to the extent they have different expenses.

In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management
Investment Adviser:  Fulcrum Asset Management LLP is the Fund’s investment adviser.

Investment Committee: The Adviser has established an Investment Committee (the “Committee”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Committee currently is comprised of Gavyn Davies, Chairman; Andrew Stevens, Chief Executive; Suhail Shaikh, CFA, Chief Investment Officer; Andrew Bevan, PhD, Fixed Income Strategist, and Nabeel Abdoula, CFA, Multi Asset Strategist. The Committee has managed the Fund since inception.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to Fulcrum Diversified Absolute Return Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 855-538-5278, by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

	Super Institutional Class	Institutional Class	Advisor Class
Minimum Initial Investment	$25,000,000	$1,000,000	$1,000
Minimum Subsequent Investment	$1,000	$100	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.